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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 23, 2004
                                 Date of Report
                        (Date of earliest event reported)

                            THE CLASSICA GROUP, INC.
               (Exact name of Registrant as specified in charter)

                                    NEW YORK
                 (State or other jurisdiction of incorporation)


      0-19721                                       13-3413467
(Commission File No.)                  (IRS Employer Identification Number)


                           2400 Main Street Extension
                                    Suite #12
                          Sayreville, New Jersey 08872

                     (Address of Principal Executive Office)

                                 (732) 727-7800
              (Registrant's telephone number, including area code)



                 (Former Address, if changed since last Report)








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ITEM 5.       OTHER EVENTS

            On March 23, 2004 the Company filed for Liquidation under Chapter VII of the Federal Bankruptcy Code in the United States Bankruptcy Court of the District of New Jersey.

            On March 23, 2004, immediately after the filing of the above petition all of the Officers and Directors of the Company resigned their respective positions with the Company, except that Bernard F. Lillis, Jr. agreed to testify as former Acting Chief Executive Officer at the 'SS'303 hearing in the United States Bankruptcy Court of the District of New Jersey.

            On March 24, 2004, the Company issued a press release announcing that it had filed for Liquidation under Chapter VII of the Federal Bankruptcy Code and that all of the Company's Officers and Directors had resigned their respective positions immediately thereafter. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits           Description
             --------           -----------

             99.1              Press Release dated March 24, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE CLASSICA GROUP, INC.

DATE:  March 24, 2004                   By:   /s/ Bernard F. Lillis, Jr.
                                              ----------------------------------
                                                  Bernard F. Lillis, Jr.
                                                  Acting Chief Executive Officer








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                                INDEX TO EXHIBITS

         Exhibit
         Number            Description

         99.1              Press Release dated March 24, 2004.


















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                            STATEMENT OF DIFFERENCES
                            ------------------------
The section symbol shall be expressed as .................................. 'SS'